Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Revenue	$ 951,559	$ 468,125
Cost of goods sold	385,323	189,707
Gross margin	566,236	278,418
General and administrative expense	4,882,549	7,530,037
Operations expense	972,830	1,096,969
Sales and marketing expense	1,178,305	578,793
Interest expense	377,719	636,503
Loss (gain) on valuation of equity-linked financial instruments	(11,599)	(157,580)
Total Expense	7,399,804	9,684,722
Net loss available to common shareholders	$ (6,833,568)	$ (9,406,304)
Loss per common share - basic and diluted (in Dollars per share)	$ (2.29)	$ (4.64)
Weighted average shares used in computation - basic and diluted (in Shares)	2,990,471	2,026,115